UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2018

LBC Bioscience Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-217394	47-4916852
(State of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

11529 N. 120th Street, Suite 01, Scottsdale, AZ	85259
(Address of Principal Executive Offices)	(Zip Code)

(480-776-0281)

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Accounting Firm

On December 18, 2017 LBC BIOSCIENCE INC (the “Registrant” or the ‘Company”) was notified by Thayer O’Neal Company, LLC (“TON”) that the firm resigned as the Registrant’s independent registered public accounting firm. TON was engaged by the Company on January 25, 2017. Except as noted in the paragraph immediately below, the reports of TON on the Company’s financial statements for the year ended December 31, 2015 and December 31, 2016 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The report of TON on the Company’s financial statements as of and for the year ended December 31, 2015 and December 31, 2016 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has negative working capital that raises doubt about its ability to continue as a going concern.

During the year ended December 31, 2015 and through December 31, 2016, the Company has not had any disagreements with TON on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to TON’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the year ended December 31, 2015 and through December 31, 2016, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

TON furnished the Company a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

(b) Appointment of Independent Accounting Firm

On February 8, 2018, the Board of Directors of LBC BIOSCIENCE INC approved the engagement of Buckley Dodds LLP. as LBC BIOSCIENCE INC’s independent public accountants for its fiscal year ending December 31, 2017 and have also requested review engagements for the interim financial statements of the Company, which comprise the financial statements for the 9 months ended March 31, June 30 and September 30, 2017. This decision was finalized between LBC BIOSCIENCE INC and Buckley Dodds LLP on February 8, 2018. During LBC BIOSCIENCE INC’s two most recent fiscal years ended December 31, 2015 and 2016, and interim period subsequent to December 31, 2017, LBC BIOSCIENCE INC has not consulted with Buckley Dodds LLP on items regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the financial statements; or (3) the subject matter of any disagreement (as defined in Item 304 (a) (1)(iv) or Regulation S-K) or reportable event (as defined in Item 304 (a) (1)(v) or Regulation S-K) with HOMI’s former auditor.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LBC BIOSCIENCE INC.
(Registrant)

Date: February 14, 2018	By:	/s/ Lisa Nelson
	Name:	Lisa Nelson
	Title:	President, CEO, Treasurer, Chairman, Principal Financial Officer and Principal Accounting Officer

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